UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2026

StablecoinX Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43372	39-3052555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6160 Warren Parkway, Suite 100 Frisco, TX	75034
(Address of principal executive offices)	Zip Code

(302) 803-6849

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USDE	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock	USDEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

On September 8, 2026, StablecoinX Inc. (the “Company”) announced that Edward Chen will resign from his position as Chief Executive Officer of the Company, effective September 8, 2026. Mr. Chen will continue to serve as Chairman of the Board of Directors of the Company (the “Board”). In connection with his resignation, Mr. Chen also resigned as a member of the Investment Committee of the Board (the “Investment Committee”). Mr. Chen’s resignation as Chief Executive Officer was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Executive Officer

On September 8, 2026, the Company announced that the Board has appointed Christopher Jensen as Chief Executive Officer of the Company, effective September 8, 2026. In connection with his appointment, Mr. Jensen was also appointed as a member of the Board and as a member of the Investment Committee.

Mr. Jensen, age 47, brings two decades of experience as an institutional investor and capital allocator, with a focus on blockchain and digital assets since 2018. Mr. Jensen spent over eleven years at Franklin Templeton, a leading global asset manager, most recently as Senior Vice President, Portfolio Manager, and Director of Digital Asset Research. Before joining Franklin Templeton in 2015, he was a Principal at SLR Capital Partners, a New York-based alternative asset manager focused on cash flow and asset-based lending and specialty finance. Mr. Jensen holds a Bachelor of Arts in Philosophy from Princeton University, an MBA from the Yale School of Management and a Certificate in Data Science from Stanford University.

Compensatory Arrangements of Executive Officers

In connection with his appointment as Chief Executive Officer, the Company entered into an employment agreement with Mr. Jensen (the “CEO Agreement”). The CEO Agreement provides that Mr. Jensen will receive:

(i)	annualized base salary of $450,000;

(ii)	an annual performance-based discretionary bonus with a target of 150% and a maximum of 200% of his base salary, with the 2026 bonus guaranteed at no less than a prorated target amount; and

(iii)	subject to Board approval, certain restricted stock units under the Company’s 2026 Stock Incentive Plan. Mr. Jensen will also be eligible to be considered annually to receive equity-based long-term incentive awards from the Company.

Upon a termination of Mr. Jensen’s employment by the Company without Cause or by Mr. Jensen for Good Reason (each as defined in the Employment Agreement), Mr. Jensen will be entitled to severance equal to 1.5 times his base salary, payable over 18 months, plus a lump-sum cash payment equal to 18 months of COBRA premiums. In the event such a termination occurs during a Qualifying Change in Control Period (as defined in the Employment Agreement), Mr. Jensen will instead be entitled to severance equal to 2.5 times the sum of his base salary and target bonus, payable in a lump sum, plus a lump-sum cash payment equal to 24 months of COBRA premiums.

There are no family relationships between Mr. Jensen and any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Jensen and any other person pursuant to which he was appointed as Chief Executive Officer. There are no transactions between the Company and Mr. Jensen that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in this Current Report on Form 8-K.

On September 7, 2026, the Company also entered into an employment agreement with Young Cho (the “CFO Agreement” and together with the CEO Agreement, the “Employment Agreements”), who was previously appointed as Chief Financial Officer of the Company. The CFO Agreement provides that Mr. Cho will receive:

(i)	annualized base salary of $300,000;

(ii)	an annual performance-based discretionary bonus with a target of 100% and a maximum of 150% of his base salary, with the 2026 bonus guaranteed at no less than a prorated target amount; and

(iii)	subject to Board approval, certain restricted stock units under the Company’s 2026 Stock Incentive Plan. Mr. Cho will also be eligible to be considered annually to receive equity-based long-term incentive awards from the Company.

Upon a termination of Mr. Cho’s employment by the Company without Cause or by Mr. Cho for Good Reason (each as defined in the Employment Agreement), Mr. Cho will be entitled to a lump-sum cash payment equal to 12 months of COBRA premiums and any earned but unpaid annual bonus. In the event such a termination occurs during a Qualifying Change in Control Period (as defined in the Employment Agreement), Mr. Cho will instead be entitled to severance equal to 2.0 times the sum of his base salary and target bonus, payable in a lump sum, plus a lump-sum cash payment equal to 18 months of COBRA premiums and any unpaid annual bonus.

The foregoing descriptions of the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the press release announcing Mr. Jensen’s appointment is attached as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding the Company’s leadership transition and the anticipated effectiveness thereof. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, the effects of the leadership transition on the Company’s business, employees, customers and partners; the Company’s ability to retain key personnel; the failure of StablecoinX to maintain the listing of its shares of Class A common stock; costs incurred as a result of StablecoinX becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s operations and business; the risk that the anticipated benefits of the business combination may not be realized; the highly volatile nature of the price of ENA and other products issued by Ethena; risks related to increased competition in the industries in which StablecoinX operates; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding crypto assets, including stablecoins; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that StablecoinX experiences difficulties managing its growth and expanding operations; challenges in implementing StablecoinX’s business plan including developing and launching its infrastructure services, StablecoinX Harness middleware and distribution services, whether due to operational challenges, significant competition and regulation or other reasons; the outcome of any potential legal proceedings that may be instituted against StablecoinX or others relating to the business combination, and other risks and uncertainties described in the filings of StablecoinX with the Securities and Exchange Commission (the “SEC”). The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by StablecoinX or any other person that the events or circumstances described in such statement are material. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and the other documents that have been filed by StablecoinX with the SEC and other documents to be filed by StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that StablecoinX does not presently know or that StablecoinX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated September 7, 2026 between StablecoinX Inc. and Christopher Jensen.
10.2	Employment Agreement, dated September 7, 2026 between StablecoinX Inc. and Young Cho.
99.1	Press release dated September 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StablecoinX Inc.

Date: September 8, 2026	By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Financial Officer

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